THE WEITZ FUNDS
(the “Trust”)

Value Fund
Institutional Class (WVAIX)
Investor Class (WVALX)
Partners Value Fund
Institutional Class (WPVIX)
Investor Class (WPVLX)
 Partners III Opportunity Fund
Institutional Class (WPOPX)
Investor Class (WPOIX)
Hickory Fund (WEHIX)
Balanced Fund (WBALX)
 Core Plus Income Fund
Institutional Class (WCPBX)
Investor Class (WCPNX)
Short Duration Income Fund
Institutional Class (WEFIX)
Investor Class (WSHNX)
Ultra Short Government Fund (SAFEX)
Nebraska Tax-Free Income Fund (WNTFX)

Supplement dated August 29, 2018
to the Statement of Additional Information (“SAI”) dated July 31, 2018

Justin B. Wender, an Independent Trustee of the Trust, has become a member of the Board of Directors of International Money Express, Inc. (“IMXI”). Accordingly, the reference to Mr. Wender’s “Other Directorships During Past 5 Years” in the “Management of the Funds” section of the SAI is deemed to be updated to reflect that Mr. Wender became a director of IMXI in 2018 and that IMXI is a provider of money transfer/remittance services.  Furthermore, the last paragraph of the section titled “Portfolio Manager Conflicts of Interest” is deleted in its entirety and replaced with the following:

Trustees of the Trust and Portfolio Managers at Weitz, Inc. may serve as directors of publicly traded companies and/or privately held entities.  In such a scenario, Weitz, Inc. may require a Fund to forego the opportunity to invest in such company or other entity and thus to forego any potential benefit from investing in the company or other entity.

Investors should retain this supplement for future reference.